Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leland F. Wilson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of VIVUS, Inc. on Form 10-K for the period ending December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of VIVUS, Inc.

March 16, 2005	By:	/s/ Leland F. Wilson
Leland F. Wilson
President and Chief Executive Officer

I, Timothy E. Morris, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of VIVUS, Inc. on Form 10-K for the period ending December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of VIVUS, Inc.

March 16, 2005	By:	/s/ Timothy E. Morris
Timothy E. Morris
Vice President and Chief Financial Officer